HEWITT SERIES TRUST

Supplement dated December 9, 2008,

to the Prospectus, dated May 1, 2008,

as previously supplemented on October 10, 2008,

for the Hewitt Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

On December 5, 2008, The Board of Trustees of the Hewitt Money Market Fund Series of the Trust (the “Fund”) approved the Fund’s continued participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which has been extended through April 30, 2009.

The Program originally was announced on September 19, 2008 and opened to eligible funds on September 29, 2008. The Program guarantees the share price of any publicly offered money market mutual fund that is eligible, applied for acceptance and paid a participation fee. To participate in the Program’s extension period, which runs from December 19, 2008 through April 30, 2009, the Fund will pay a fee of 1.5 basis points, multiplied by the number of Fund shares outstanding on September 19, 2008. The expense for participating in an extension to the Program will be charged to the Fund, including shareholders that are not covered under the Extended Program, without regard to the expense limitation currently in effect for the Fund. At the end of this extension period, the Secretary of the Treasury will review the Program and determine whether to extend it again, until no later than September 18, 2009. If the Program is extended beyond April 30, 2009, the Fund will determine whether it will continue to participate and, if so, will pay an additional fee.

The number of shares covered by the Program is the lesser of the shares owned as of September 19, 2008 or the shares owned on the date in the event the net asset value of the Fund falls below $0.995. Shareholders who were not owners as of September 19, 2008 are not covered by the Program. The Program will reimburse the shareholder $1.00 per protected share upon the liquidation of the Fund, subject to adjustment and the $50 billion total limit available to all funds participating in the Program. The liquidation will be triggered if the Fund’s net asset value falls below $0.995. Shareholders will be notified of the event.

More information about the Program is available at http://www.ustreas.gov.